Exhibit 99.1 Powering the Synthetic Biology and Genomics Revolutions / 37th Annual JPM HC conference / January 2019 / TwistBioscience / #WeMakeDNAExhibit 99.1 Powering the Synthetic Biology and Genomics Revolutions / 37th Annual JPM HC conference / January 2019 / TwistBioscience / #WeMakeDNA

Safe Harbor Statement This presentation contains forward-looking statements. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as believes, expects, may, will, should, seeks, approximately, intends, plans, estimates, anticipates, and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. Although the forward-looking statements contained in this presentation are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our estimates of the size of our market opportunity; our expectations regarding our ability to increase gene production, reduce turnaround times and drive cost reductions for our customers; and our ability to enter new markets. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward- looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. Twist Bioscience Corporation 2Safe Harbor Statement This presentation contains forward-looking statements. In particular, statements regarding future economic performance, finances, and expectations and objectives of management constitute forward-looking statements. Forward-looking statements can be identified by the fact that they do not relate strictly to historical facts and generally contain words such as believes, expects, may, will, should, seeks, approximately, intends, plans, estimates, anticipates, and other expressions that are predictions of or indicate future events and trends and that do not relate to historical matters. Although the forward-looking statements contained in this presentation are based upon information available at the time the statements are made and reflect management's good faith beliefs, forward-looking statements inherently involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements to differ materially from anticipated future results. Important factors that could cause actual results to differ materially from expectations include, among others: our estimates of the size of our market opportunity; our expectations regarding our ability to increase gene production, reduce turnaround times and drive cost reductions for our customers; and our ability to enter new markets. You should not place undue reliance on these forward-looking statements, which speak only as of the date hereof. We do not undertake to update or revise any forward- looking statements after they are made, whether as a result of new information, future events, or otherwise, except as required by applicable law. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. Neither we nor any other person makes any representation as to the accuracy or completeness of such data or undertakes any obligation to update such data after the date of this presentation. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. By attending or receiving this presentation you acknowledge that you will be solely responsible for your own assessment of the market and our market position and that you will conduct your own analysis and be solely responsible for forming your own view of the potential future performance of our business. Twist Bioscience Corporation 2

Writing Synthetic DNA on Silicon Platform Fueling the Industrialization of Synthetic Biology KEY ADVANTAGES OF WRITING DNA ON SILICON MINIATURIZATION THROUGHPUT LOW COST VERSATILE PLATFORM 3-6 10 less volume of required reagents 20M oligos/month Driving adoption and new applications Broad applications Twist Bioscience Corporation 3Writing Synthetic DNA on Silicon Platform Fueling the Industrialization of Synthetic Biology KEY ADVANTAGES OF WRITING DNA ON SILICON MINIATURIZATION THROUGHPUT LOW COST VERSATILE PLATFORM 3-6 10 less volume of required reagents 20M oligos/month Driving adoption and new applications Broad applications Twist Bioscience Corporation 3

Our Versatile DNA Synthesis Platform Has Broad Applications GENE DNA/ANTIBODY NGS DRUG DISCOVERY DNA DNA CRISPR & DEVELOPMENT SYNTHESIS LIBRARIES BIODETECTION DATA STORAGE COMPUTING Product Available Developing Product Available Product Available Launched Developing Potential Twist’s versatile DNA synthesis platform has broad application across many enabling synthetic biology products, and we are just beginning… Twist Bioscience Corporation 4Our Versatile DNA Synthesis Platform Has Broad Applications GENE DNA/ANTIBODY NGS DRUG DISCOVERY DNA DNA CRISPR & DEVELOPMENT SYNTHESIS LIBRARIES BIODETECTION DATA STORAGE COMPUTING Product Available Developing Product Available Product Available Launched Developing Potential Twist’s versatile DNA synthesis platform has broad application across many enabling synthetic biology products, and we are just beginning… Twist Bioscience Corporation 4

Our Strategy

SYNTHETIC BIOLOGY: GENE SYNTHESIS | GENOMICS: TARGETED NGS | OPEN NEW MARKETS

Near-term strategic priorities | *Long-term initiatives*

- Lead the Buyer market
- Convert Makers into Buyers



"Buy"
$300M
"Make"
$950M
20%
Annual
Growth
10%*
Annual
Growth

Twist's advantages in…

Exome

- Performance
- Customization
- Full kit

Custom

- Turnaround time
- Affordable pilot and scaling
- NGS QC on all probes

- Augment our product offering to meet the growing needs of our existing and potential new customers
- Expand into adjacent addressable markets
- Leverage our platform and industry partnerships to create new market opportunities for our products

DRUG DISCOVERY

DATA STORAGE

*Source: Markets and Market Molecular Biology (2014) / BCC Research (2017)

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Twist Bioscience Pipeline

MARKET OPPORTUNITIES	EXPLORATION	PROOF OF CONCEPT	BETA	COMMERCIAL	NEXT STEPS
Synthetic Biology: Synthetic Genes, DNA Libraries and Oligo Pools[1]					• Continue to drive growth, add market share • 5kb genes, Twist API • NPI roadmap
Genomics: Targeted NGS[2]					• Continue converting NGS pilot accounts to production • Launch NGS e-commerce platform • ISO 13485 certification • Backend in China
Biological Drug Discovery and Development[3]					• POC GPCR library and Ab optimization solution • Establish partnerships
Digital Data Storage in DNA					• Continue to develop partnerships to explore digital data storage in DNA

[1] Products addressing this market include clonal, non-clonal genes (gene fragments), oligo pools and DNA libraries
[2] Products addressing this market include NGS exome capture and NGS custom capture
[3] Products addressing this market include custom DNA libraries, our proprietary GPCR-targeting antibody library and our antibody optimization solution

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TWIST'S PLATFROM TECHNOLOGY ADDRESSES

Multiple Large Market Opportunities

LARGE MARKET OPPORTUNITIES

$1.3B
SYNTHETIC BIOLOGY

- Competitive Turnaround Time
- Lower Cost
- High Throughput
- High Quality

$0.5B
GENOMICS: TARGETED NGS

- Fast Customization
- Performance
- Full Kit
- High Quality

SHORT TERM GOAL
Grow Revenue

Source: BCC Report (2017), Markets and Markets (2014) DeciBio (2015)

LARGE MARKET
DRUG DISCOVERY/ DEVELOPMENT

- High Quality Diversity Hits / Leads
- Shorter Time and Cost from Target to IND

MID TERM GOAL
Develop novel therapeutics

$35B+
DATA STORAGE

- Permanence
- Density
- Ease of Copying
- Universal Format

LONG TERM GOAL
Enter technology market

Source: LDC Market Analysis, LTO Program Technology Provider Companies

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Synthetic Biology is a Rapidly Growing $4B Opportunity

NEEDS	NEW APPLICATIONS FOR SYNTHETIC DNA
Healthcare • Better drug development tools to lessen time and lower costs • More effective diagnostic tools for DNA extraction to lower costs (i.e. NGS)	• Antibodies / TCR • Vaccines • Immuno and Cancer Therapies • Small Molecule Drug Manufacture
Industrial • Increased population growth impacting the sustainability of finite resources • Industrial production to address the needs of civilization	• Specialty Chemicals • Advanced Property Materials
Agriculture • Global population growing with decrease in per capita arable land • Food security and increased nutrition	• Self-fertilizing crops • Oil-Free Fertilizers • Drought Solutions • New Disease Protection

We need a new type of DNA supplier to meet demand

Source: BCC Research

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Gene Synthesis Market: Buyers and Makers $1.3B / Year Small Scale, “Make” Large Scale, Academic Users Synthesis Supplies Price-Sensitive Commercial Users (Enzymes, Primers, Cells, Plates) Value: Speed, Throughput “Buy” and Quality “ ” I Hate Synthetic DNA Cloning $950M “ ” $300M Can’t get what I need Source: BCC Report (2017), Markets and Markets Molecular Biology (2014) Twist Bioscience Corporation 9Gene Synthesis Market: Buyers and Makers $1.3B / Year Small Scale, “Make” Large Scale, Academic Users Synthesis Supplies Price-Sensitive Commercial Users (Enzymes, Primers, Cells, Plates) Value: Speed, Throughput “Buy” and Quality “ ” I Hate Synthetic DNA Cloning $950M “ ” $300M Can’t get what I need Source: BCC Report (2017), Markets and Markets Molecular Biology (2014) Twist Bioscience Corporation 9

Rewriting DNA with the Power of Silicon 121 devices per cluster 96 WELL PLATE TWIST SILICON PLATFORM makes 1 gene can make 9,600 gene Developing Game-Changing Throughput and Cost through Quality and Speed at Scale Twist Bioscience CorporationRewriting DNA with the Power of Silicon 121 devices per cluster 96 WELL PLATE TWIST SILICON PLATFORM makes 1 gene can make 9,600 gene Developing Game-Changing Throughput and Cost through Quality and Speed at Scale Twist Bioscience Corporation

TWIST VALUE PROPOSITION Key Advantages HIGH QUALITY UNIQUE CUSTOMER EXPERIENCE LOWER COST UNPRECEDENTED THROUGHPUT / SCALE CONSISTENT RELABILITY COMPETITIVE TURNAROUND TIME COMPREHENSIVE PRODUCT OFFERING Twist Bioscience Corporation 11TWIST VALUE PROPOSITION Key Advantages HIGH QUALITY UNIQUE CUSTOMER EXPERIENCE LOWER COST UNPRECEDENTED THROUGHPUT / SCALE CONSISTENT RELABILITY COMPETITIVE TURNAROUND TIME COMPREHENSIVE PRODUCT OFFERING Twist Bioscience Corporation 11

A Unique Way to Order your DNA Online … Twist Bioscience Corporation 12A Unique Way to Order your DNA Online … Twist Bioscience Corporation 12

E-Commerce is Enabling Capture of Long Tail E-COMMERCE IMPACT Sequence Intake Q1-18 VS. Q1-19* Invoicing Codon Optimization 45% lower PO size as we reach long tail Shipping Shipping & Taxes 3.5x more orders Notifications Quoting Tracking Payment Order *unaudited, ex-Ginkgo, synbio Twist Bioscience Corporation 13E-Commerce is Enabling Capture of Long Tail E-COMMERCE IMPACT Sequence Intake Q1-18 VS. Q1-19* Invoicing Codon Optimization 45% lower PO size as we reach long tail Shipping Shipping & Taxes 3.5x more orders Notifications Quoting Tracking Payment Order *unaudited, ex-Ginkgo, synbio Twist Bioscience Corporation 13

Now Available: 5kb Genes API at disruptive price • Seamless integration • Increase serviceable market • Increase service stickiness • Enable maker to buyer conversion WITHOUT API 3.2kb 5kb WITH API Twist Bioscience Corporation 14Now Available: 5kb Genes API at disruptive price • Seamless integration • Increase serviceable market • Increase service stickiness • Enable maker to buyer conversion WITHOUT API 3.2kb 5kb WITH API Twist Bioscience Corporation 14

Disease Diagnostics Targeted NGS is enabling reading of patient’s and/or pathogen’s DNA to inform precision or personalized medical treatment • Reduced sequencing cost per sample • Faster time to results • Increased sensitivity / complete coverage of difficult regions Twist Bioscience Corporation 15Disease Diagnostics Targeted NGS is enabling reading of patient’s and/or pathogen’s DNA to inform precision or personalized medical treatment • Reduced sequencing cost per sample • Faster time to results • Increased sensitivity / complete coverage of difficult regions Twist Bioscience Corporation 15

Targeted NGS value chain

Stage	Details
Library Prep	• Enzyme, Buffer, Primers, Barcodes

Capture	• Oligos (10s to 100,000s, pooled, high quantities)
	  • Catalog: All Exome (~20,000 known human genes)
	  • Custom: panels of 1 to 1,000s of genes, customer specific
	• Buffer, beads, enzyme

Sequencing	• DNA sequencing • Illumina dominant • Ion Torrent, PacBio, ONT niche players
Analysis	• Primary, secondary and tertiary analysis • Standardized (GATK)
Clinical Report	• Optional • Biology intensive
Applications	• Research • Translational • Molecular Dx • Microbiology • Applied Markets

$0.5B SAM (Library Prep and Capture)

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Targeted NGS – Strong Value Proposition PERFORMANCE / COST • High Uniformity • Low Sequencing Costs CUSTOMIZATION • 2-3 Weeks Design to Production • On Custom and Exome Panels FULL KIT • All Consumables From One Provider Twist Bioscience Corporation 17Targeted NGS – Strong Value Proposition PERFORMANCE / COST • High Uniformity • Low Sequencing Costs CUSTOMIZATION • 2-3 Weeks Design to Production • On Custom and Exome Panels FULL KIT • All Consumables From One Provider Twist Bioscience Corporation 17

NGS Conversion – Pilot to Production Pipeline Test in customer workflow; Optimization Pricing and commercial for specifications discussions Production Pilot testing: initial use tests • Pilot to production cycle typically requires 9 to 18 months • First Twist customers moved to production Q4 2018 • Capturing more orders and increasing average order size as customer scale-up: Out of 74 major potential customers: Shipped to over 100 customers in Q1-FY19* 17 have adopted Twist in their production *unaudited Twist Bioscience Corporation 18NGS Conversion – Pilot to Production Pipeline Test in customer workflow; Optimization Pricing and commercial for specifications discussions Production Pilot testing: initial use tests • Pilot to production cycle typically requires 9 to 18 months • First Twist customers moved to production Q4 2018 • Capturing more orders and increasing average order size as customer scale-up: Out of 74 major potential customers: Shipped to over 100 customers in Q1-FY19* 17 have adopted Twist in their production *unaudited Twist Bioscience Corporation 18

Strong Orders Growth QUARTERLY ORDER VALUE ($M) FY’18: $39.4M Y/Y growth 107% Non-ginkgo $12.8 Ginkgo $10.7 $8.5 $7.4 $10.6 $6.2 $8.2 $6.7 $4.5 $4.9 $4.2 $3.7 $2.8 $2.7 $2.7 $1.2 $2.5 $2.5 $2.5 $2.2 $1.8 $1.8 $1.6 $1.5 Oct-Dec 16 Jan-Mar 17 Apr-Jun 17 Jul-Sep 17 Oct-Dec 17 Jan-Mar18 Apr-Jun18 Jul-Sep 18 Q3FY17 Q4FY17 Q1FY18 Q4FY18 Q1FY17 Q2FY17 Q2FY18 Q3FY18 Twist Bioscience Corporation 19Strong Orders Growth QUARTERLY ORDER VALUE ($M) FY’18: $39.4M Y/Y growth 107% Non-ginkgo $12.8 Ginkgo $10.7 $8.5 $7.4 $10.6 $6.2 $8.2 $6.7 $4.5 $4.9 $4.2 $3.7 $2.8 $2.7 $2.7 $1.2 $2.5 $2.5 $2.5 $2.2 $1.8 $1.8 $1.6 $1.5 Oct-Dec 16 Jan-Mar 17 Apr-Jun 17 Jul-Sep 17 Oct-Dec 17 Jan-Mar18 Apr-Jun18 Jul-Sep 18 Q3FY17 Q4FY17 Q1FY18 Q4FY18 Q1FY17 Q2FY17 Q2FY18 Q3FY18 Twist Bioscience Corporation 19

Customer Growth CUSTOMER COUNT 151% 719 YoY growth % 195% 286 97 FY 2016 FY 2017 FY 2018 Twist Bioscience Corporation 20Customer Growth CUSTOMER COUNT 151% 719 YoY growth % 195% 286 97 FY 2016 FY 2017 FY 2018 Twist Bioscience Corporation 20

Revenue Growth FY16-19 FULL-YEAR REVENUE ($M) Revenue CAGR (2016-19) $46-$48* +171% $25.4 $10.7 $2.3 FY 2016 FY 2017 FY 2018 FY 2019 Total *Twist FY19 Revenue Guidance: $46M-$48M Twist Bioscience Corporation 21Revenue Growth FY16-19 FULL-YEAR REVENUE ($M) Revenue CAGR (2016-19) $46-$48* +171% $25.4 $10.7 $2.3 FY 2016 FY 2017 FY 2018 FY 2019 Total *Twist FY19 Revenue Guidance: $46M-$48M Twist Bioscience Corporation 21

TWIST'S PLATFROM EXTENDS TO

Other Growth Verticals



$1.3B
SYNTHETIC BIOLOGY

- Competitive Turnaround Time
- Lower Cost
- High Throughput
- High Quality

$0.5B
GENOMICS: TARGETED NGS

- Fast Customization
- Performance
- Full Kit
- High Quality

SHORT TERM GOAL
Grow Revenue

Source: BCC Report (2017), Markets and Markets (2014) DeciBio (2015)



LARGE MARKET
DRUG DISCOVERY/ DEVELOPMENT

- High Quality Diversity Hits / Leads
- Shorter Time and Cost from Target to IND

MID TERM GOAL
Develop novel therapeutics



$35B+
DATA STORAGE

- Permanence
- Density
- Ease of Copying
- Universal Format

LONG TERM GOAL
Enter technology market

Source: LDC Market Analysis, LTO Program Technology Provider Companies

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Novel Protein Libraries for Drug Discovery
To Enable Efficiency in Drug Discovery

From Needle in a Haystack



- Random diversity
- Biased representation
- >99% inefficiency
- Lengthy optimization cycle
- Expensive process

To Stack of Needles



- Explicit
- Even representation
- Human repertoire based
- Fast
- Affordable

Precise Introduction of Variants, Diversity that Enables Screening Efficiency gt catctcAccc tActtg
gt catctcGGcc ttGttg
gt catctcCAcc tCAttg
gt catctctTcc tGTttg
T


Gene Synthesis
Single Site
Multi-Site
Stretch
Multi-Domain

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Expanding Drug Discovery Capabilities Enables Tackling Bio-Betters and Hard-to-Drug Targets Bio-Betters CUSTOM SOFTWARE High Diversity, High Quality Molecules ANTIBODY OPTIMIZATION • Affinity (pM) • Immunogenicity TAO Software • Solubility • Half-life • Druggability • Expression “Human Repertoire Inspired” Leveraging Technology NOVEL CLASS OF GPCR, to Develop Therapeutics for ION CHANNEL AND TRANSPORTER Hard-to-Drug Targets ANTIBODY LIBRARIES NOVEL DRUG DISCOVERY Twist Bioscience Corporation 24Expanding Drug Discovery Capabilities Enables Tackling Bio-Betters and Hard-to-Drug Targets Bio-Betters CUSTOM SOFTWARE High Diversity, High Quality Molecules ANTIBODY OPTIMIZATION • Affinity (pM) • Immunogenicity TAO Software • Solubility • Half-life • Druggability • Expression “Human Repertoire Inspired” Leveraging Technology NOVEL CLASS OF GPCR, to Develop Therapeutics for ION CHANNEL AND TRANSPORTER Hard-to-Drug Targets ANTIBODY LIBRARIES NOVEL DRUG DISCOVERY Twist Bioscience Corporation 24

Twist Biopharma Proof-of-Concept: GPCR Library and Bio-Better GPCR: Target 1 Bio-Better: PDL1 inhibitor “Human Repertoire Inspired” CUSTOM SOFTWARE Parental Antibody (>500 nM) Optimized Antibody (570 pM) A Panel of Cell Target(+) IgGs Identified Kd =1.1 nM 1000x fold Affinity Increase Of These Cell Binding IgGs, several are Antagonists Twist Bioscience Corporation 25Twist Biopharma Proof-of-Concept: GPCR Library and Bio-Better GPCR: Target 1 Bio-Better: PDL1 inhibitor “Human Repertoire Inspired” CUSTOM SOFTWARE Parental Antibody (>500 nM) Optimized Antibody (570 pM) A Panel of Cell Target(+) IgGs Identified Kd =1.1 nM 1000x fold Affinity Increase Of These Cell Binding IgGs, several are Antagonists Twist Bioscience Corporation 25

TWIST'S PLATFROM EXTENDS TO

Other Growth Verticals

$1.3B
SYNTHETIC BIOLOGY

- Competitive Turnaround Time
- Lower Cost
- High Throughput
- High Quality

$0.5B
GENOMICS: TARGETED NGS

- Fast Customization
- Performance
- Full Kit
- High Quality

SHORT TERM GOAL
Grow Revenue

Source: BCC Report (2017), Markets and Markets (2014) DeciBio (2015)

LARGE MARKET
DRUG DISCOVERY/ DEVELOPMENT

- High Quality Diversity Hits / Leads
- Shorter Time and Cost from Target to IND

MID TERM GOAL
Develop novel therapeutics

$35B+
DATA STORAGE

- Permanence
- Density
- Ease of Copying
- Universal Format

LONG TERM GOAL
Enter technology market

Source: LDC Market Analysis, LTO Program Technology Provider Companies

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26

DNA: Nature’s Choice for Data Storage MAN- MADE, STABLE FOR 1000s of YEARS NOT PERMANENT 20,000 Years ago 40,000 Years ago 560,000 - 780,000 Years ago Twist Bioscience Corporation 27DNA: Nature’s Choice for Data Storage MAN- MADE, STABLE FOR 1000s of YEARS NOT PERMANENT 20,000 Years ago 40,000 Years ago 560,000 - 780,000 Years ago Twist Bioscience Corporation 27

Data Storage in DNA 1 Coding 2 Synthesis 3 Storage 4 Retrieval 6 Decoding 5 Sequencing Permanence l Density l Random Access l Universal format Twist Bioscience Corporation 28Data Storage in DNA 1 Coding 2 Synthesis 3 Storage 4 Retrieval 6 Decoding 5 Sequencing Permanence l Density l Random Access l Universal format Twist Bioscience Corporation 28

DNA Data Storage Trends and Projections

We believe new DNA technologies and cost efficiencies could surpass mature IT hardware solutions in 3–5 years



LOGARITHMIC SCALE
PRICE PER BASE OF DNA
$100
$1
$0.01
$0.0001
$0.000001
$0.00000001
$0.0000000001
$0.000000000001
2000
2010
~2020
~2030
Raw Oligo Pool cost** *** (3)
Sequencing Price** (1)
Hard Drive Price
(converted*)** (2)
Tape Price
(converted*)** (2)
Technologies
optimized for memory
cost floor ~10⁻¹⁶

* DNA bases per byte for hard drive and tape shown at typical published encoding ranges from about 5:1 to 6.25:1

** All dotted lines represent extrapolations and assumes continued trajectory of historical trends, and that there will be continued decrease in price as technology improves.

*** Raw oligo pool cost extrapolation based on DARPA and another anticipated government-sponsored grant project objectives, both at specified time points

(1) www.genome. Gov (2) Bob Fontana, IBM Systems, Storage Media Overview, May 4,2016 (3) Bioeconomy Capital, Rob Carlson, January 20, 2018, www.synthesis.cc

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Experienced Management Team



Emily LeProust, PhD
President, CEO, Co-founder
Agilent Technologies



Bill Banyai, PhD
COO, Co-founder
Complete Genomics



Bill Peck, PhD
CTO, Co-founder
Complete Genomics



Jim Thorburn
CFO
Televerde



Aaron Sato
CSO, Twist Pharma
LakePharma



Ray Tabibiazar
SVP Corporate Development
aravive BIOLOGICS



Patrick Finn, PhD
VP Sales and Marketing
enzymatics



Patrick Weiss
VP Operations
operon



Paula Green
VP Human Resources
QIAGEN



Mark Daniels
Chief Legal Officer, Chief Ethics and Compliance Officer, Secretary
BROADCOM

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Strong Momentum and Milestones Achieved IPO October 2018 Antibody Design Capability and Drug Discovery June 2018 eCommerce Launch for Synbio May 2018 Long Term Contract Expanded to 1.3 billion bp - March 2018 NGS Launch AGBT February 2018 Data Storage Demonstration - May 2016 Beta Access Commercial launch - April 2016 Founded 2013 2016 2018 Twist Bioscience Corporation 31Strong Momentum and Milestones Achieved IPO October 2018 Antibody Design Capability and Drug Discovery June 2018 eCommerce Launch for Synbio May 2018 Long Term Contract Expanded to 1.3 billion bp - March 2018 NGS Launch AGBT February 2018 Data Storage Demonstration - May 2016 Beta Access Commercial launch - April 2016 Founded 2013 2016 2018 Twist Bioscience Corporation 31

Significant opportunities to drive further growth Proprietary drug development Data storage partnerships Establish and revenue partnerships for drug discovery & Launch antibody development discovery / development Generate scale business efficiencies Expand gene and expand product offering in China to include Drive longer genes adoption of Continued NGS products successful launch of eCommerce NEAR-TERM DRIVERS LONG-TERM DRIVERS Twist Bioscience Corporation 32Significant opportunities to drive further growth Proprietary drug development Data storage partnerships Establish and revenue partnerships for drug discovery & Launch antibody development discovery / development Generate scale business efficiencies Expand gene and expand product offering in China to include Drive longer genes adoption of Continued NGS products successful launch of eCommerce NEAR-TERM DRIVERS LONG-TERM DRIVERS Twist Bioscience Corporation 32

Why Twist? High Revenue Growth 2017-2018 revenue growth Broad Application from $10.8M to $25.4M Breakthrough Technology Multiple Product st Categories 1 DNA Writing on Silicon Platform and End Markets Large Growing Markets Synthesis DNA, NGS TE, Drug Discovery and Data Storage Unique Platform & Value Proposition Focus on Speed, Affordability, and High Quality Attractive Dynamics Experienced Team No FDA Approvals or with Strong Backing Reimbursements Twist Bioscience Corporation 33Why Twist? High Revenue Growth 2017-2018 revenue growth Broad Application from $10.8M to $25.4M Breakthrough Technology Multiple Product st Categories 1 DNA Writing on Silicon Platform and End Markets Large Growing Markets Synthesis DNA, NGS TE, Drug Discovery and Data Storage Unique Platform & Value Proposition Focus on Speed, Affordability, and High Quality Attractive Dynamics Experienced Team No FDA Approvals or with Strong Backing Reimbursements Twist Bioscience Corporation 33